                                                                   EXHIBIT 10.16

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER


                          FORM OF ASSUMPTION AGREEMENT
                                 (WITH NOVATION)


This Assumption Agreement ("Agreement") is dated as of the 12th day of April, 2004 among STATE FARM LIFE INSURANCE COMPANY, an Illinois corporation ("Lender"), BEHRINGER HARVARD ENCLAVE S LP, a Texas limited partnership ("BHES"), BEHRINGER HARVARD ENCLAVE H LP, a Texas limited partnership ("BHEH") (BHES and BHEH shall be collectively referred to herein "Original Borrower"), BEHRINGER HARVARD HOLDINGS, LLC, a Texas limited liability company ("BHH"), a ____________ ("Assuming Borrower"), and _______________ ("Principal"). Lender,
Original Borrower, BHH, Assuming Borrower and Principal sometimes may be referred to collectively as the "Parties" or individually as a "Party."

                                    RECITALS

A. Lender made a loan (the "Loan") to Original Borrower in the amount of $20,000,000 (the "Loan Amount") as evidenced by a Promissory Note dated April 12, 2004 in the principal amount of the Loan Amount (the "Note"), in which Original Borrower is the maker in favor of Lender, as payee.

B.      The Note is secured by the following documents:

                1. That certain Deed of Trust and Security Agreement dated of even date with the Note, granted by Original Borrower in favor of State Farm (the "Lien Agreement"), encumbering the real property described in Exhibit A attached hereto (and by this reference incorporated herein) (the "Property");

                2. That certain Assignment of Rents and Leases dated of even date with the Note (the "Assignment of Rents"), from Original Borrower as assignor in favor of Lender as assignee; and

                3. Two Uniform Commercial Code Financing Statements, (Forms UCC-1 and UCC-2), in which Original Borrower is the debtor and the Lender is the secured party, and which were, respectively, recorded in the office of the Secretary of State of Texas and in the office of the Harris County Recorder's Office (collectively, the "UCCs").

C. The Original Borrower also entered into that certain Environmental Indemnification Agreement of even date with the Note, for the benefit of the Lender (the "Environmental Indemnity"), which Environmental Indemnity was delivered contemporaneously with the closing of the Loan.

D. As additional consideration to Lender for its agreement to make the Loan, BHH entered into the Environmental Indemnity and that certain Limited Guaranty of even date with the Note, in favor of Lender (collectively, the "Guaranty"), which Guaranty was delivered contemporaneously with the closing of the Loan.

E. The Lien Agreement, the Assignment of Rents, and the UCCs, are collectively called the "Security Documents." The Note, the Environmental Indemnity, the Guaranty, the Security Documents, and all other agreements securing, evidencing, or relating to Original Borrower's and/or BHH's obligations under the Loan are collectively called the "Loan Documents."

F. BHES and Assuming Borrower have entered into a Purchase Agreement and Escrow Instructions, dated April 8, 2004 (the "Purchase Agreement"), in which, among other things, BHES has agreed to sell a ___% undivided interest in the Property (the "Undivided Interest") to the Assuming Borrower.

G. In connection with the purchase of the Undivided Interest in the Property by Assuming Borrower, the Parties agree, subject to the terms and conditions set forth in this Agreement, that (i) Assuming Borrower shall assume its pro rata share of the Loan, and (ii) Principal shall assume a corresponding pro rata share of obligations of BHH under the Guaranty and the Environmental Indemnity; provided, however, that Principal shall not be liable for the acts of BHH, but will only be fully liable for its own acts and omissions under the Guaranty and the Environmental Indemnity.

                                   AGREEMENTS

NOW, THEREFORE, in consideration of the following mutual agreements and other valuable consideration, the receipt and sufficiency of which are acknowledged and intending to be legally bound, the Parties agree as follows:

        1.      INCORPORATION OF RECITALS AND EXHIBITS

                The Recitals are incorporated as part of this Agreement, and the Parties agree that the above Recitals are accurate.

        2.      OUTSTANDING BALANCE AND LOAN STATUS

                The Parties agree that, as of the Effective Date (as hereinafter defined), the outstanding principal balance of the Loan is $20,000,000.00; interest is paid to April 30, 2004; and the next installment payment of principal and interest in the amount of $112,931.18 is due on or before JUNE 1, 2004.

                [Check for insurance and tax escrows]

        3.      ASSUMING BORROWER'S COVENANT TO PERFORM

                Assuming Borrower hereby unconditionally assumes, covenants, and agrees to timely pay and perform all Indebtedness and Obligations under the Loan Documents, and to comply with all of the terms, covenants, and conditions of those Loan Documents to which BHES is a party as if Assuming Borrower originally had executed such Loan Documents (including, without limitation, the Note and the Environmental Indemnity), instead and in the place of BHES. Assuming Borrower is familiar with all terms, conditions, and provisions of the Loan Documents, and fully comprehends the same, as modified by this Agreement. The Parties, however, recognize and acknowledge the qualified "limited recourse" nature of the Note and the Loan. Lender agrees that notwithstanding anything to the contrary contained in the Loan Documents, Assuming Borrower's liability under the "limited recourse" provisions in the Note (Paragraph V) and in the Lien Agreement (Section 8.11), and under and pursuant to the Environmental Indemnity (the "Borrower's Recourse Liability Sections"), shall be several (and not joint) and shall be limited to _____% of the total liability under the Borrower's Recourse Liability Sections, but in any event Assuming Borrower shall only be responsible for such liabilities to the extent caused by its own actions.

        4.      PRINCIPAL'S COVENANT TO PERFORM

                Principal hereby unconditionally assumes, covenants, and agrees to timely pay and perform all the Guaranteed Indebtedness (as defined in the Guaranty) and the obligations of BHH under the Guaranty and the Environmental Indemnity, and to comply with all of the terms, covenants, and conditions of the Guaranty and the Environmental Indemnity as if Principal originally had executed the Guaranty and the Environmental Indemnity, instead and in the place of BHH and, with respect to the Guaranty, liable for its acts and omissions to the extent that such acts and omissions cause Losses in accordance therewith. Principal is familiar with all terms, conditions, and provisions of the Loan Documents, and fully comprehends the same, as modified by this Agreement. The Parties, however, recognize and acknowledge the qualified "limited recourse" nature of the Guaranty and the Loan. Lender agrees that notwithstanding anything to the contrary contained in the Loan Documents and this Agreement, Principal shall not be liable for the acts and omissions of any other guarantor or borrower of the Guaranteed Indebtedness under the Guaranty, or pursuant to the Environmental Liability (the "Guarantor's Recourse Liability Sections"), provided, however, that Principal acknowledges and agrees that it shall be fully liable under the Guarantor's Recourse Liability Sections but only for each and every act and omission by Principal.

        5.      INTENTIONALLY DELETED.

        6.      ACKNOWLEDGMENTS, REPRESENTATIONS, AND AGREEMENTS

                Original Borrower, Assuming Borrower, to Assuming Borrower's current actual knowledge, and Principal, to Principal's current actual knowledge, acknowledge, represent, warrant, and agree (on behalf of itself only and not on behalf of the other party) as follows:

                6.1 There exists no defense, offset or counterclaim with respect to the payment of the Loan or with respect to the payment or performance by Original Borrower or Assuming Borrower of the Indebtedness and Obligations under the Loan, this Agreement, the Note, the Environmental Indemnity, the Security Documents, or any of the Loan Documents, including, without limitation, any claim for breach of contract, failure to act in good faith, lack of fair dealing, misrepresentation, breach of fiduciary duty, fraud, or negligence. None of Original Borrower, BHH, Assuming Borrower, or Principal has any claim, defense, abatement, offset, or counterclaim against Lender or otherwise applicable to the Loan. If any such claims, defenses, abatements, offsets, or counterclaims, do presently exist, as additional consideration for this Agreement, Original Borrower, BHH, Assuming Borrower and Principal hereby waive and release them to the fullest extent permitted by applicable law;

                6.2 Lender has not breached any duty to Original Borrower, BHH, Assuming Borrower or Principal in connection with the Loan. Lender has timely and fully performed all obligations which Lender may have had or now has to Original Borrower, BHH, Assuming Borrower and Principal in connection with the Loan;

                6.3 Lender has no obligation whatsoever to make any other loans or advances to or for the benefit of Original Borrower, BHH, Assuming Borrower or Principal or to grant any modifications or extensions in connection with the Loan, except as may be set forth specifically in the Loan Documents and this Agreement;

                6.4 Original Borrower and Assuming Borrower acknowledge that Lender has a properly perfected, choate, absolute and present first priority lien on, and Assignment of Rents relating to the Property, except for the lien for real and personal property taxes not yet due and payable, as provided by applicable law;

                6.5 Assuming Borrower is a limited partnership, and as of the Effective Date, if Principal is not an individual, is qualified to transact business in Texas. Assuming Borrower has all requisite power and authority to enter into this Agreement and to perform all actions required or contemplated by any provision contained in this Agreement or the Loan Documents. Principal is a ________________, and as of the Effective Date is qualified to transact business in each jurisdiction where the nature of its business or the ownership of property so requires. Principal has all requisite power and authority to enter into this Agreement and to perform all actions required or contemplated by any provision contained in this Agreement or the Loan Documents, as applicable. This Agreement and the Loan Documents are and shall be legal, valid, and binding obligations of Assuming Borrower and Principal, as applicable;

                6.6 Assuming Borrower will hold title to the Undivided Interest in the Property in fee simple as of the date the same is transferred to the Assuming Borrower by BHES upon the closing of the Purchase Agreement;

                6.7 There is no legal or other action, proceeding or investigation pending or threatened against the Assuming Borrower, Principal or the Property before any court, administrative agency or arbitrator that might in any way adversely affect either Assuming Borrower's or Principal's ability to fulfill its obligations under this Agreement or any of the Loan Documents;

                6.8 Neither Assuming Borrower, nor Principal is involved as a debtor in any state or federal bankruptcy, reorganization, arrangement, insolvency proceedings, receivership, or any other debtor-creditor proceeding, and neither Assuming Borrower, nor Principal has made any assignment for the benefit of creditors;

                6.9 All information and documentation supplied by Assuming Borrower and Principal to or for the benefit of Lender in connection with this assumption is true and correct in all material respects;

                6.10 None of Original Borrower, BHH, Assuming Borrower or Principal is aware of the existence of any Hazardous Materials at or near the Property which would violate the provisions of the Loan Documents, or of the need for any Remedial Work at the Property;

                6.11 Neither Assuming Borrower, nor Principal is a foreign corporation, foreign partnership, foreign limited partnership, foreign trust or foreign estate (as those terms are defined in the United States Internal Revenue

                        Code and Income Tax Regulations). Assuming Borrower's current U.S. Taxpayer Identification Number is:
                        ________________. Principal's current U.S. Taxpayer Identification Number is: ________________. The respective addresses of Principal and Assuming Borrower address are set forth in paragraph 12. Each of Assuming Borrower and Principal understands that this certification as to non-foreign status may be disclosed by Lender to the United States Internal Revenue Service and that any false statements contained herein could be punished by fine, imprisonment, or both; and

                6.12 This Agreement is not intended for, and shall not be construed to be for, the benefit of any person or entity not a signatory hereto.

        7.      CONSENT TO TRANSFER BY LENDER

                As required by the Lien Agreement, Lender consents to the sale or transfer of the Undivided Interest in the Property from Original Borrower to Assuming Borrower, subject to the terms and conditions of this Agreement. Lender's consent to such sale or transfer shall not constitute, however, its consent to any subsequent or other sales or transfers of the Property, and Lender retains all its rights under the Lien Agreement to approve, disapprove, or impose conditions upon any subsequent or other sale or transfer.

        8.      CONDITIONS TO THE LEGAL EFFECT OF THIS AGREEMENT

                This Agreement shall become operative and legally binding on the Parties hereto as of the Effective Date, when, and only when, Lender shall have received each of the following in form and substance satisfactory to Lender and its counsel:

                        8.1 A complete counterpart of this Agreement executed and acknowledged by all of the Parties, and properly recorded in the official records of the Harris County Recorder's Office;

                        8.2 Two Uniform Commercial Code Financing Statements (Forms UCC-1 and UCC-2) executed by Assuming Borrower, in substantially the same form as the original UCCs and properly recorded in the appropriate local and state governmental offices;

                        8.3 An acceptable assumption/modification endorsement to its original loan policy of title insurance issued by Commonwealth Land Title Insurance Company (the "Original Loan Policy"); the Original Loan Policy, as endorsed, (the "Title Policy") shall insure the continued first priority lien of the Lien Agreement as affected by this Agreement, be written by a title insurance company acceptable to Lender, be effective as of the date this Agreement is recorded, and otherwise contain only those exceptions to the Title Policy which are acceptable to Lender;

                        8.4     [Intentionally deleted]

                        8.5 Evidence satisfactory to Lender that Assuming Borrower is in good standing in the state of formation, and authorized to transact business in Texas; that Principal is in good standing in the state of formation, to the extent Principal is not an individual, and authorized to transact business Texas; that Assuming Borrower and Principal has each authorized the execution of this Agreement, and that the persons executing this Agreement on behalf of the Assuming Borrower and Principal, respectively, have full power and authority to bind the Assuming Borrower and Principal to the same;

                        8.6 As soon as the same shall become available after the closing of the Purchase Agreement, a copy of the recorded vesting deed that transfers title to the Undivided Interest in the Property to Assuming Borrower, a copy of which, along with a copy of the Purchase Agreement, shall have been provided to Lender prior to the closing under the Purchase Agreement.

                        8.7 Such other documents as Lender may reasonably have requested at any time at or prior to the closing of the Purchase Agreement; and

                        8.8 Payment by Original Borrower, BHH, Assuming Borrower and Principal of all costs, premiums, fees, and expenses (including, without limitation, reasonable attorneys' fees) incurred by Lender in the negotiation and preparation of this Agreement and the other documents described herein, including any Title Policy.

                Within fifteen (15) days after the written request of Original Borrower or BHH, Lender will either (i) confirm that all of the conditions set forth in this paragraph have been satisfied or are deemed satisfied, or (ii) specify which conditions remain outstanding.

        9.      CLOSING

                Closing under this Agreement shall occur contemporaneously with the closing under the Purchase Agreement. If the Purchase Agreement does not itself close, and/or all the conditions set forth in paragraph 8 are not satisfied, then this Agreement automatically shall terminate, and none of the Parties shall have any further liability or obligation to one another under this Agreement, and the respective rights, duties, and obligations of the Parties shall continue unmodified as if this Agreement had never been negotiated or executed, except for the continuing obligation of the Original Borrower, BHH, Assuming Borrower and/or Principal to pay all costs, fees, and expenses (including attorneys' fees) incurred by Lender in connection with the negotiation and preparation of this Agreement and the other documents described therein.

        10.     AFFIRMATION

                Original Borrower, BHH, Assuming Borrower, to Assuming Borrower's current actual knowledge, and Principal, to Principal's current actual knowledge, hereby affirm (on behalf of itself only and not on behalf of the other party) that, as of the Effective Date, the representations and warranties of Original Borrower set forth in the Loan Documents are and remain true and correct as though made on and as of the Effective Date and are hereby affirmed, ratified, and confirmed by Assuming Borrower. Assuming Borrower will immediately notify Lender of any change or discovered inaccuracy in the representations and warranties contained in the Loan Documents, provided that Assuming Borrower's duty to notify Lender of any such inaccuracy shall only apply to presently existing inaccuracies which existed before the Effective Date or any future inaccuracies. Assuming Borrower and Principal hereby confirm that the Loan Documents to which they are a party are and shall remain enforceable against them in accordance with their respective terms, shall continue to be in full force and effect, and are hereby confirmed and ratified in all respects. Assuming Borrower and Principal agree that this Agreement shall not impair the Security Documents, the Environmental Indemnity or any lien securing the Note, that such liens are not waived, released, or extinguished in any manner, and that such liens are hereby acknowledged to be valid and existing and shall continue to secure payment of the Note and all other obligations under the Loan Documents.

        11.     SECURITY

                Assuming Borrower's performance under this Agreement, the Note and all other Loan Documents shall continue to be secured by the Security Documents, including without limitation the Lien Agreement and the Assignment of Rents. After the Effective Date, all references to the Loan Documents shall include this Agreement.

        12.     NOTICES, CONSENTS, AND APPROVALS

                Any notice, consent, or approval that Lender or Assuming Borrower may desire or be required to give to the other shall be in writing and shall be mailed or delivered to the intended recipient thereof at its address set forth below or at such other address as such intended recipient may, from time to time, by notice in writing, designate to the sender pursuant hereto. Any such notice, consent, or approval shall be deemed effective (a) if given by nationally recognized overnight courier for next day delivery, one (1) business day after delivery to such courier, or (b) if given by United States mail (registered or certified), two (2) business days after such communication is deposited in the mails or (c) if given in person, when written acknowledgment of receipt thereof is given. Except as otherwise specifically required herein, notice of the exercise of any right or option granted to Lender by this Agreement is not required to be given.

                        (a)     If to Lender:

                                     State Farm Life Insurance Company
                                     One State Farm Plaza
                                     Bloomington, IL 61710-0001
                                     Attention:   Corporate Law--Investments E-3
                                     Telephone No.: (309) 766-9831
                                     Telecopy No.: (309) 766-7423

                                With copy to:
                                     Bracewell & Patterson, L.L.P.
                                     500 N. Akard, Suite 4000
                                     Dallas, TX 75201
                                     Attention: Alfred G. Kyle
                                     Telephone No.: (214) 758-1000
                                     Telecopy No.:  (214) 758-1010

                        (b)     If to Assuming Borrower:

                                     ____________________________________
                                     ____________________________________
                                     ____________________________________
                                     Attention: _________________________
                                     Telephone No.: _____________________
                                     Telecopy No.:  _____________________

                        (c)     If to Principal:

                                     ____________________________________
                                     ____________________________________
                                     ____________________________________
                                     Attention: _________________________
                                     Telephone No.: _____________________
                                     Telecopy No.:  _____________________

                        (d)     With a copy to:

                                     Behringer Harvard TIC Management Services
                                     1323 N. Stemmons Freeway, Suite 200
                                     Dallas, Texas 75207

        13.     CONSTRUCTION

                Captions and headings are for convenience and reference only and do not define, limit, or affect the contents of this Agreement. Reference to "paragraphs" or "sections" refer to this Agreement unless stated otherwise. All grammatical usage shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the context and identity of any persons may require. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Loan Documents.

        14.     SEVERABILITY AND INTERPRETATION

                The invalidity or unenforceability of any provision of this Agreement does not affect the remaining provisions. This Agreement shall be construed as if it excluded any invalid or unenforceable provision, which shall be severed from this Agreement. Whenever possible, this Agreement shall be interpreted so as to be valid under applicable law, and shall not be construed strictly in favor of or against any particular Party, including any Party who drafted or prepared this Agreement, but instead according to its plain meaning to give effect to its intended purposes.

        15.     GOVERNING LAW

                This Agreement is governed by the laws of the State of Texas, including its choice of law principles. The Parties consent and submit to the non-exclusive jurisdiction of the courts of the State of Texas and the United States District Court for the Southern District of Texas, to be venued in Harris County, Texas, concerning any action or proceeding involving the Lender and arising under this Agreement, the Loan Documents, or the Loan.

        16.     COUNTERPARTS

                This Agreement may be executed in identical counterparts, each of which upon execution shall be deemed an original, but all of which together shall constitute one document. Partially executed signature or acknowledgment pages of any one counterpart may be combined with or attached to any other partially executed counterpart of this Agreement.

        17.     ENTIRETY; MODIFICATION

                This Agreement constitutes the entire agreement of the Parties with respect to the assumption contemplated hereby of the Loan. There are no verbal agreements between the Parties. This Agreement and the Loan Documents as amended by this Agreement may be amended or modified only by a written document signed by all the Parties.

        18.     TIME

                TIME IS OF THE ESSENCE FOR THE PERFORMANCE OF EACH PROVISION OF THIS AGREEMENT. If this Agreement requires any action to be performed on a date which is not a "business" day (a Saturday, Sunday, or federal or state legal holiday), such action shall be validly performed on the next succeeding business day.

        19.     NEGOTIATED AGREEMENT

                This Agreement is the result of arms-length negotiations between the Parties, each of whom has been represented by counsel, and no Party has acted under duress or compulsion, whether legal, economic, or otherwise.

        20.     BINDING EFFECT

                This Agreement is binding upon and inures to the benefit of the Parties and their respective permitted successors and assign. However, this provision shall not be deemed to be a consent by Lender to any further sale or transfer of the Property by Assuming Borrower.

        21.     EFFECTIVE DATE

                This Agreement is effective as of April 12, 2004 (the "Effective Date"), which is the date of closing under the Purchase Agreement described above.

        22.     FURTHER ASSURANCES

                On the date hereof, or thereafter, if necessary, Assuming Borrower agrees to execute and deliver to or cause to be executed and delivered to Lender such further instruments as the Lender may reasonably request and take such other action as the Lender may reasonably require to carry out more effectively the transactions contemplated by this Agreement.

ORIGINAL BORROWER:

BEHRINGER HARVARD ENCLAVE S LP,
a Texas limited partnership

By:  Behringer Harvard Enclave S, LLC,
     a Texas limited liability company,
     its general partner


     By:_______________________________________
         Gerald J. Reihsen, III, Secretary


BEHRINGER HARVARD ENCLAVE H LP,
a Texas limited partnership

By:  Behringer Harvard Enclave H, LLC,
     a Texas limited liability company,
     its general partner


     By:_______________________________________
         Gerald J. Reihsen, III, Secretary

BHH:

BEHRINGER HARVARD HOLDINGS, LLC,
a Texas limited liability company


By:____________________________________________
Name:__________________________________________
Title:_________________________________________


ASSUMING BORROWER:

_____________________________________


         By:      _____________________________________
         Name:    _____________________________________
         Title:   _____________________________________

PRINCIPAL:

_____________________________________

         By:      _____________________________________
         Name:    _____________________________________
         Title:   _____________________________________

LENDER:

STATE FARM LIFE INSURANCE COMPANY,
AN ILLINOIS CORPORATION

         By:      _____________________________________
         Name:    _____________________________________
         Title:   _____________________________________


         By:      _____________________________________
         Name:    _____________________________________
         Title:   _____________________________________


THE STATE OF ILLINOIS    ss.
                                  ss.
COUNTY OF _____________  ss.


        This instrument was acknowledged before me on __________________, 2004 by ______________________, ___________________ of State Farm Life Insurance
Company, an Illinois corporation, on behalf of said corporation.

                                  ______________________________________
[NOTARIAL SEAL]                   Notary Public in and for The State of Illinois
                                  Print Name:       ________________________
                                  My Commission Expires:     _________________


THE STATE OF ILLINOIS    ss.
                         ss.
COUNTY OF ___________    ss.


        This instrument was acknowledged before me on __________________, 2004 by ______________________, ___________________ of State Farm Life Insurance
Company, an Illinois corporation, on behalf of said corporation.

                                  ______________________________________
[NOTARIAL SEAL]                   Notary Public in and for The State of Illinois
                                  Print Name:       ________________________
                                  My Commission Expires:     _________________